Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.6728%



        Excess Protection Level
          3 Month Average   5.90%
          October, 1999   6.07%
          September, 1999   5.73%
          August, 1999   5.88%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.86%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $ 47,636,626,081.62


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,354,806,563.13